Exhibit 31.2

                                  CERTIFICATION

I, Robert L. Neal, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-KSB/A for the year ended May 31, 2007 of Jacobs Financial Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  September 27, 2007          By:       /s/ Robert L Neal
                                             ----------------------------------
                                             Robert L Neal
                                             Chief Financial Officer